Exhibit 10.4

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of February 12, 2010 is among BLACKWATER NEW ORLEANS, L.L.C. ("Borrower"), BLACKWATER MIDSTREAM CORP. ("Midstream"), and JPMORGAN CHASE BANK, N.A.. ("Bank"), who agree as follows:

RECITALS

A.           Borrower and Bank have entered into that certain Credit Agreement dated as of December 23, 2008 (as it may from time to time be amended, modified or supplemented, the "Credit Agreement"), pursuant to which the Bank agreed to make credit facilities available to Borrower upon and subject to the terms and conditions thereof.

B.           Midstream has heretofore loaned Borrower $3,000,000 (the "Subordinated Advance"), which loan proceeds were derived from a subordinated debt issuance of Midstream (the "Subordinated Advance").

C..           As a condition to increasing the Credit Facilities, Bank requires that Borrower subordinate the Subordinated Advance to all indebtedness of Borrower to Bank, now existing and hereafter arising, including the Credit Facilities.

AGREEMENT

1.              Subordination. The parties hereto agree as follows:

(a)           Midstream hereby subordinates the Subordinated Advance to the payment and performance in full of all indebtedness of the Borrower to the Bank, now existing and hereafter arising.

(b)           Midstream and Borrower agree that they will not amend the terms of the Subordinated Advance in any respect without the consent of the Bank.

(c)           Midstream and Borrower agree that so long as any indebtedness of the Borrower to the Bank pursuant to the Credit Agreement is outstanding, the Borrower will not make and Midstream will not receive any payments of principal on the Subordinated Advance. So long as no Event of Default (as defined in the Credit Agreement) exists, Borrower may pay and Midstream may receive payments of interest on the Subordinated Advance, but following the occurrence and during the continuance of an Event of Default, Borrower will not make and Midstream will not receive any payments of interest on the Subordinated Advance.

(d)           Borrower and Midstream represent that the Subordinated Advance is unsecured as of the date of this Agreement and agree that Borrower will not grant (and Midstream will not accept) a security interest in or pledge of any assets of the Borrower as security for the Subordinated Advance.

2.           Continuance of Agreement. This Agreement shall continue until the payment in full of the indebtedness of the Borrower to the Bank.

3.           WAIVER OF JURY TRIAL. BORROWER, MIDSTREAM AND BANK HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH, THE BORROWER, MIDSTREAM AND BANK MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, MIDSTREAM AND BANK, AND BORROWER, MIDSTREAM AND BANK HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER, MIDSTREAM AND BANK FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

4.           Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower, Midstream or the Bank therefrom shall in any event be effective unless the same shall be in writing and signed by Borrower, Midstream and the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.           Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be effective and all of which when taken together shall constitute one and the same instrument. Delivery by any party of telecopied copies of executed counterparts shall constitute delivery hereof by such party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BORROWER:	BLACKWATER NEW ORLEANS, L.L.C. By: Blackwater Midstream Corp., its Manager By: /s/ Dale Chatagnier Name: Dale Chatagnier Title: Secretary

MIDSTREAM:	BLACKWATERMIDSTREAM, CORP. By: /s/ Dale Chatagnier Name: Dale Chatagnier Title: Secretary

LENDER:	JPMORGAN CHASE BANK, N.A. By: /s/ William C. Richard Name: William C. Richard Title: SVP